UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

CNL HOTELS & RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following submission contains (1) a flyer which will be included with the proxy statement and related materials to be mailed to stockholders of CNL Hotels & Resorts, Inc. beginning on or about February 23, 2007 and (2) a notice sent on February 23, 2003 to financial advisors with clients holding common shares of CNL Hotels & Resorts, Inc.
For your convenience, authorize your proxy by telephone or the Internet.
And most importantly...
Please Vote!
☑	Read the Enclosed Materials... Enclosed is the following information for the CNL Hotels & Resorts, Inc. Special Meeting of Stockholders:
•	Notice of the Special Meeting of Stockholders

•	Proxy Statement that describes the proposals for which votes are being solicited

•	Proxy Card
☑	Authorize your proxy by Telephone...
For your convenience, you may authorize your proxy by telephone. Please refer to the proxy card for instructions and your control number.
...Or over the Internet
Open the web page: http://www.dfking.com/cnlhotels and follow the online instructions to authorize your proxy. Your control number is located on the proxy card.
...Or Complete the Proxy Card and Return by Mail
On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign (if jointly held, each person should sign the proxy card).

☑	For Assistance... If you have any questions or need assistance in completing your proxy card, please call our information agent, D.F. King & Co., Inc., toll free at (800)758-5880.

☑	Please Vote...
We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote. If you authorized your proxy by telephone or the Internet, please DO NOT mail back the proxy card.

Thank You! We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

CNL Center II at City Commons 420 South Orange Avenue Suite 700 Orlando, Florida 32801-3313

                         CNL Center II at City
                         Commons
                         420 South Orange Avenue
                         Suite 700
                         Orlando, Florida 32801-3313

Memorandum

To:	Financial Advisors

From:	CNL Hotels & Resorts, Inc.

Date:	February 23, 2007

Re:	Proxy Mailing and Special Meeting of the Stockholders
CNL Hotels & Resorts, Inc. (the “Company”) is mailing proxy materials to investors who owned shares of the Company as of February 20, 2007, the date established as the Record Date in connection with a Special Meeting of Stockholders to be held on April 10, 2007 (the “Special Meeting”). Enclosed is a sample of the information being sent to these investors.
This proxy mailing is being conducted prior to the Special Meeting in order to obtain stockholder approval on any matters being voted upon at the Special Meeting. The Company must receive enough voted responses to represent a quorum at the Special Meeting; otherwise, we will be required to incur the time and expense of additional mailings.
Since you have investors who own shares of the Company, we are asking you to encourage each of your clients to vote by completing the proxy card, signing it and mailing it promptly using the postage-paid envelope provided. As another option, your clients may use the optional telephone or Internet features to vote. Please refer to the proxy card for telephonic and Internet voting instructions. All votes must be received in advance of the Special Meeting, which will be held at 4:00 p.m. ET at the Company’s property, the JW Marriott Orlando Grande Lakes, located at 4040 Central Florida Parkway, Orlando, Florida 32837, and the cut-off time for telephone and Internet voting is 1:00 p.m. ET on April 10, 2007.
Please note that D.F. King & Co., Inc., has been selected as our solicitation firm for this proxy and related mailing and may contact investors, including your clients, to solicit their vote. Investors have been given the option to contact our information agent, D.F. King & Co., Inc., toll free at (800) 758-5880 if they need assistance in completing their proxy card.
Thank you for your continued support of CNL Hotels & Resorts, Inc. and your attention to this request.
If you have any questions, please call Client Services toll free at (866) 650-0650.
Enclosures

Cautionary Statements
In connection with the proposed transactions (the “Sale Transaction”) contemplated by the Agreement and Plan of Merger entered into by the Company on January 18, 2007, as amended on February 21, 2007 (the “Merger Agreement”), the Company filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2007, a definitive proxy statement. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SALE TRANSACTION. The proxy statement, as it may be amended from time to time, and all other documents filed by the Company with the SEC are available free of charge at the SEC’s website, www.sec.gov or from CNL Hotels & Resorts, Inc., Investor Relations, at CNL Center II at City Commons, 420 South Orange Avenue, Orlando, Florida 32801, (407) 650-1000. The definitive proxy statement will be mailed to the Company’s stockholders.
The Company and its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the Sale Transaction. Information about the Company, its directors and its executive officers, and their ownership of the Company’s securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of the Company, which was filed with the SEC on August 17, 2006 and the proxy statement filed on February 22, 2007 in connection with the Sale Transaction, as it may be amended from time to time.
Forward-Looking Statements
Certain statements contained in this letter that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which include, without limitation, statements regarding the consummation of the proposed Sale Transaction, the expected timing of such consummation, the expected total per share consideration and the payment of future dividends, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements, including, but not limited to, (1) the failure to satisfy conditions to completion of the Sale Transaction, including receipt of Company stockholder approval; (2) the failure of the other parties to the Merger Agreement (the “Buyer Parties”) to obtain the necessary financing arrangements set forth in commitment letters received in connection with the Sale Transaction; (3) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement; (4) the failure of the Sale Transaction, or any of its components, to close for any other reason; (5) the risks that the Sale Transaction disrupts current plans and operations, including potential difficulties in employee retention; (6) the amount of the costs, fees, expenses and charges related to the Sale Transaction; (7) in the event of default by the Buyer Parties, the $300 million guaranty that their affiliates have provided to secure their obligations may not be collectible or adequate to cover the Company’s damages or the guarantors may default on their obligations under the guaranty; (8) changes in local and national real estate market conditions and general economic conditions, including extended U.S. military combat operations abroad and the potential for terrorist attacks and the occurrence or perceived likelihood of the occurrence of certain contagious diseases or the pace of recovery of areas affected by hurricanes or other natural disasters or pandemics such as “SARS” or “Bird Flu,” that could affect occupancy rates at the Company’s hotel and resort properties and the demand for hotel products and services; (9) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Sale Transaction; (10) availability of credit enhancements and the ultimate cost of renovations and improvements; (11) the Company’s ability to continue to qualify as a real estate investment trust and to make payments which are necessary, including distributions, to maintain such status; (12) changes in interest rates and financial and capital markets; (13) changes in insurance costs, premiums, available insured limits and amount of related deductibles (including the Company’s ability to secure additional property insurance); (14) legislative or regulatory changes, including changes to laws governing the taxation of real estate investment trusts; and (15) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of the Company’s filings with the SEC.